Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Manuel D. Medina, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
      (1) The accompanying annual report on Form 10-K for the fiscal year ended March 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
      (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/ Manuel D. Medina

Manuel D. Medina
Chairman of the Board
President and Chief Executive Officer
(Chief Executive Officer)
Date: June 29, 2005